Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation

Note 18—Stock-based compensation

Our Long-Term Incentive Plans provide for the issuance of stock options, restricted stock, restricted stock units (“RSUs”) and other stock-based awards to employees and directors of BNY Mellon. At Dec. 31, 2012, under the Long-Term Incentive Plan approved in April 2011, we may issue 32,994,545 new options. Of this amount, 20,144,378 shares (subject to potential increase as provided in the Long-Term Incentive Plan) may be issued as restricted stock or RSUs. Stock-based compensation expense related to retirement eligibility vesting totaled $64 million in 2012, $31 million in 2011 and $25 million in 2010.

Stock options

Our Long-Term Incentive Plans provide for the issuance of stock options at fair market value at the date of grant to officers and employees of BNY Mellon. Generally, each option granted is exercisable between one and ten years from the date of grant.

The compensation cost that has been charged against income was $70 million for 2012, $96 million for 2011 and $87 million for 2010. The total income tax benefit recognized in the income statement was $29 million for 2012, $40 million for 2011 and $35 million for 2010.

We used a lattice-based binomial method to calculate the fair value on the date of grant. The fair value of each option award is estimated on the date of grant using the weighted-average assumptions noted in the following table:

Assumptions	2012	2011	2010
Dividend yield	3.0%	2.2%	2.2%
Expected volatility	34	32	32
Risk-free interest rate	1.38	2.75	2.94
Expected option lives (in years)	6.9	6.7	6.6

For 2012, 2011 and 2010, assumptions were determined as follows:

•	Expected volatilities are based on implied volatilities from traded options on our stock, historical volatility of our stock, and other factors.
•	We use historical data to estimate option exercises and employee terminations within the valuation model.
•	The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve at the time of grant.
•	The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding.

A summary of the status of our options as of Dec. 31, 2012, and changes during the year, is presented below:

Stock option activity	Shares subject to option	Weighted-average exercise price	Weighted- average remaining contractual term (in years)
Balance at Dec. 31, 2011	86,803,492	$33.32	5.2
Granted	10,263,505	22.03
Exercised	(1,959,313)	20.86
Canceled/Expired	(12,747,818)	38.62
Balance at Dec. 31, 2012	82,359,866	$31.39	5.4
Vested and expected to vest at Dec. 31, 2012	81,697,966	31.45	5.4
Exercisable at Dec. 31, 2012	57,710,802	33.95	4.2

Stock options outstanding at Dec. 31, 2012
	Options outstanding			Options exercisable (a)
Range of exercise prices	Outstanding at Dec. 31, 2012	Weighted- average remaining contractual life (in years)	Weighted- average exercise price	Exercisable at Dec. 31, 2012	Weighted- average exercise price
$ 18 to 31	48,654,831	6.6	$25.40	24,046,935	$25.40
31 to 41	19,829,909	3.0	37.02	19,788,861	37.03
41 to 51	13,875,126	4.6	44.36	13,875,006	44.36
$ 18 to 51	82,359,866	5.4	$31.39	57,710,802	$33.95
(a)	At Dec. 31, 2011 and 2010, 60,158,853 and 62,801,038 options were exercisable at an average price per common share of $35.21 and $37.93, respectively.

Aggregate intrinsic value of options (in millions)	2012	2011	2010
Outstanding at Dec. 31,	$123	$22	$193
Exercisable at Dec. 31,	$64	$11	$77

The weighted-average fair value of options at grant date was $5.50 in 2012, $8.47 in 2011 and $8.38 in 2010.

The total intrinsic value of options exercised was $8 million in 2012, $7 million in 2011 and $12 million in 2010.

As of Dec. 31, 2012, $92 million of total unrecognized compensation cost related to nonvested options is expected to be recognized over a weighted-average period of 1.5 years.

Cash received from option exercises totaled $40 million in 2012, $18 million in 2011 and $31 million in 2010. The actual tax benefit realized for the tax deductions from options exercised totaled less than $1 million in 2012, $2 million in 2011 and $1 million in 2010.

Restricted stock and RSUs

Restricted stock and RSUs are granted under our long-term incentive plans at no cost to the recipient. These awards are subject to forfeiture until certain restrictions have lapsed, including continued employment, for a specified period. The recipient of a share of restricted stock is entitled to voting rights and generally is entitled to dividends on the common stock. An RSU entitles the recipient to receive a share of common stock after the applicable restrictions lapse. The recipient generally is entitled to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding but does not receive voting rights.

The fair value of restricted stock and RSUs is equal to the fair market value of our common stock on the date of grant. The expense is recognized over the vesting period, which is generally three years. The total compensation expense recognized for restricted stock and RSUs was $185 million in 2012, $134 million in 2011 and $119 million in 2010. The total income tax benefit recognized in the income statement was $76 million for 2012, $52 million for 2011 and $46 million for 2010.

BNY Mellon’s Executive Committee members were granted 817,698 RSUs in 2011 which contained certain performance criteria that were achieved in 2011. The actual number of units that will ultimately vest is subject to negative discretion by BNY Mellon’s Human Resources Compensation Committee and as a result, are subject to variable accounting.

The following table summarizes our nonvested restricted stock and RSU activity for 2012.

Nonvested restricted stock and RSU activity	Number of shares	Weighted- average fair value
Nonvested restricted stock and RSUs at Dec. 31, 2011	13,133,458	$26.44
Granted	8,595,973	22.04
Vested	(4,093,190)	20.57
Forfeited	(217,102)	26.01
Nonvested restricted stock and RSUs at Dec. 31, 2012(a)	17,419,139	$25.93
(a)	Includes 817,698 shares granted to members of BNY Mellon’s Executive Committee that are marked-to-market based on the closing stock price at Dec. 31, 2012 of $25.70.

As of Dec. 31, 2012, $142 million of total unrecognized compensation costs related to nonvested restricted stock and RSUs is expected to be recognized over a weighted-average period of 1.7 years.

The total fair value of restricted stock and RSUs that vested was $84 million in 2012, $100 million in 2011 and $96 million in 2010.

Subsidiary Long-Term Incentive plans

BNY Mellon also has several subsidiary Long-Term Incentive Plans which have issued restricted subsidiary shares to certain employees. These share awards are subject to forfeiture until certain restrictions have lapsed, including continued employment for a specified period of time. The shares are non-voting and non-dividend paying. Once the restrictions lapse, which generally occurs in three to five years, the shares can only be sold, at the option of the employee, to BNY Mellon at a price based generally on the fair value of the subsidiary at the time of repurchase. In certain instances BNY Mellon has an election to call the shares.